CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:    MANAGERS AMG FUNDS – ESSEX AGGRESSIVE GROWTH FUND AND ESSEX LARGE CAP GROWTH FUND

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: January 7, 2005

/s/ Peter M. Lebovitz

Peter M. Lebovitz

President

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:    MANAGERS AMG FUNDS – ESSEX AGGRESSIVE GROWTH FUND AND ESSEX LARGE CAP GROWTH FUND

        In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: January 4, 2005

/s/ Galan G. Daukas

Galan G. Daukas

Chief Financial Officer